Exhibit 99.2

FIRST QUARTER FISCAL 2023 Heyward Donigan Chief Executive Officer Matt Schroeder Chief Financial Officer Earnings Conference Call 6/23/2022

Cautionary Statement Regarding Forward Looking Statements 10 Deepen Grow by Driven Initiatives in Core Areas Create Leverage Assets to Develop New Offering 2 Statements in this presentation that are not historical, are forward - looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 . Such statements include, but are not limited to, statements regarding Rite Aid Corporation’s (the “Company”) outlook and guidance for fiscal 2023 ; the continued impact of the global coronavirus (COVID - 19 ) pandemic on the Company’s business ; the Company's plans to expand the third - party marketplace delivery and buy - online/pickup - in - store ; the Company's store closure program ; the timing and roll out of the Company's new loyalty program ; and any assumptions underlying any of the foregoing . Words such as "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "plan," "predict," "project," "should," and "will" and variations of such words and similar expressions are intended to identify such forward - looking statements . These forward - looking statements are not guarantees of future performance and involve risks, assumptions and uncertainties, including, but not limited to : risks related to the prolonged impact of the COVID - 19 global pandemic, and the emerging new variants, including government actions and restrictive measures implemented in response, and other impacts to the business, or on the Company’s ability to execute business continuity plans, as a result of the COVID - 19 pandemic ; the impact of COVID - 19 on the Company’s workforce, operations, stores, expenses, and supply chain, and the operations or behaviors of the Company’s customers, suppliers and business partners ; the Company’s ability to successfully implement the Company’s store closure program and other strategies ; the impact of the Company’s high level of indebtedness, the ability to refinance such indebtedness on acceptable terms and the Company’s ability to satisfy its obligations and the other covenants contained in the Company’s debt agreements ; outcome of pending or new litigation including related to Opioids, “usual and customary” pricing or other matters ; the Company’s ability to monetize the CMS receivable created in the Company’s Part D business ; general competitive, economic, industry, market, political (including healthcare reform) and regulatory conditions (including changes to laws or regulations relating to labor or wages), as well as other factors that impact the markets in which we operate ; the impact of private and public third - party payers continued reduction in prescription drug reimbursements and efforts to encourage mail order ; the Company’s ability to manage expenses and its investments in working capital ; the Company’s ability to achieve the benefits of the Company’s efforts to reduce the costs of its generic and other drugs ; the Company’s ability to achieve cost savings and other benefits of its organizational restructuring within its anticipated timeframe, if at all ; the outcome of the Company’s continuing efforts to monitor and comply with applicable laws, regulations, policies and procedures ; the company’s ability to increase adherence in certain specific target areas ; and the Company’s ability to partner and have relationships with health plans and health systems . These and other risks, assumptions and uncertainties are more fully described in Item 1 A (Risk Factors) of the Company’s most recent Annual Report on Form 10 - K and in other documents that it files or furnishes with the Securities and Exchange Commission (the “SEC”), which you are encouraged to read . To the extent that COVID - 19 adversely affects the Company’s business and financial results, it may also have the effect of heightening many of such risk factors . Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward - looking statements . Accordingly, you are cautioned not to rely on these forward - looking statements, which speak only as of the date they are made . The degree to which COVID - 19 may adversely affect the Company’s results and operations, including its ability to achieve its outlook for fiscal 2023 guidance, will depend on numerous evolving factors and future developments, which are highly uncertain, including, but not limited to, federal, state and local governmental policies and initiatives designed to reduce the transmission of COVID - 19 and emerging new variants, and how quickly and to what extent normal economic and operating conditions can resume . As a result, the impact on the Company’s financial and operating results cannot be reasonably estimated with specificity at this time, but the impact could be material . The Company expressly disclaims any current intention, and assumes no duty, to update publicly any forward - looking statement after the distribution of this presentation, whether as a result of new information, future events, changes in assumptions or otherwise .

10 Deepen Grow by Driven Initiatives in Core Areas Create Leverage Assets to Develop New Offering 3 Non - GAAP Financial Measures The following presentation includes the non - GAAP financial measures Adjusted Net Income (Loss), Adjusted Net Income (Loss) per Diluted Share, Adjusted EBITDA, Adjusted EBITDA Gross Profit and Adjusted EBITDA SG&A, which are non - GAAP financial measures . See the attached tables for a reconciliation of Adjusted Net Income (Loss), Adjusted Net Income (Loss) per Diluted Share and Adjusted EBITDA to net income (loss), and net income (loss) per diluted share, which are the most directly comparable GAAP financial measures . Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per Diluted Share exclude amortization expense, merger and acquisition - related costs, non - recurring litigation and other contractual settlements, gains or losses on debt modifications and retirements, LIFO adjustments, goodwill and intangible asset impairment charges, restructuring - related costs, the gains or losses on Bartell acquisition, and change in estimate related to manufacturer rebate receivables . The Company believes Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per Diluted Share serve as appropriate measures to be used in evaluating the performance of its business and help its investors better compare its operating performance over multiple periods . Adjusted EBITDA is defined as net income (loss) excluding the impact of income taxes, interest expense, depreciation and amortization, LIFO adjustments, charges or credits for facility exit and impairment, goodwill and intangible asset impairment charges, inventory write - downs related to store closings, gains or losses on debt modifications and retirements, change in estimate related to manufacturer rebate receivables, and other items (including stock - based compensation expense, merger and acquisition - related costs, non - recurring litigation and other contractual settlements, severance, restructuring - related costs, costs related to facility closures, gain or loss on sale of assets, and the gain or loss on Bartell acquisition) . The add back of LIFO (credit) charge when calculating Adjusted EBITDA, Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per Diluted Share removes the entire impact of LIFO (credits) charges, and effectively reflects the Company's results as if the company was on a FIFO inventory basis . The Company believes Adjusted EBITDA serves as an appropriate measure in evaluating the performance of its business and helps its investors better compare its operating performance with its competitors . Adjusted EBITDA Gross Profit includes LIFO adjustments, depreciation and amortization (COGS portion only) and other items . See the attached tables for a reconciliation of Adjusted EBITDA Gross Profit to Revenue, which is the most directly comparable GAAP financial measure . Adjusted EBITDA SG&A excludes depreciation and amortization (SG&A portion only), stock - based compensation expense, merger and acquisition - related costs, non - recurring litigation and other contractual settlements, and other items . See the attached tables for a reconciliation of Adjusted EBITDA SG&A to Revenue, which is the most directly comparable GAAP financial measure . The Company believes Adjusted EBITDA Gross Profit and Adjusted EBITDA SG&A serve as appropriate measures in evaluating the performance of its business and helps its investors better compare its operating performance with its competitors .

Q1 FY2023 FINANCIAL REVIEW

First Quarter FY2023 at a Glance 5 • * Adjusted EBITDA reconciliation located in the Appendix • $6.01B Total revenues • $ 100.1 M Adjusted EBITDA* • 11.9% Acute scripts increased (excluding COVID) • 0.9% Increase in number of prescriptions filled (adjusted to 30 - day equivalents) • Launched $150M tender offer on outstanding bonds • Increased FY23 Revenue Guidance

Key First Quarter FY2023 Highlights 10 Create Leverage Assets to Develop New Offering 6 Retail Pharmacy: • $4.35B in retail revenues • $73.7M Adjusted EBITDA • Same store sales increased 4.6% • Same store pharmacy sales increased 6.6% • Same store maintenance scripts increased 1.4% • New beauty assortment in color cosmetics up 5.71% Elixir: • 55K new lives won for FY23 • Submitted 2023 bid on the insurance side • Sales pipeline of ~1M lives

DEEPEN our market share and grow our current businesses CREATE new offerings that leverage our portfolio to meet the needs of customers and s takeholders EXPAND our offerings into new markets Vectors to Drive Growth 7

Key Growth Initiatives 10 Deepen Grow by Driven Initiatives in Core Areas • Improve adherence: • Goal of 1% increase in key areas such as diabetes, etc. • A 1% increase would drive a $20M improvement in gross profit • Digital: • Expand 3 rd party marketplace, delivery and BOPS • Digital revenue grew 109% vs Q1 last year • Digital engagement 16% increase • Roll out new loyalty program with more targeted offers • Elixir 2023 Selling Season: • Continuing to win lives Expand Growth in New Markets • Partnership with Homeward to create small store formats in underserved rural markets • Store within a store partnership opportunities • Health Dialog revitalization • Specialty offering expansion • Owned brand: • Launched 22.7% of our newly designed items Create Leverage Assets to Develop New Offering • Use suite of Elixir assets for white label PBM services: • Laker adjudication • Specialty pharmacy • Mail order facility • Rite Aid pharmacists • Launching a direct - to - consumer digital platform later this summer 8

GUIDANCE

Updated FY2023 Guidance • $23.6B - $24.0B Total revenues • $460M – $500M Adjusted EBITDA • ($1.19) – ($0.66) Diluted adjusted net loss per share • ~$250M Capital expenditures • Expect to be free cash flow positive for the year

11 11 On the Rite Path For FY2023 • Reduced Retail Pharmacy Segment Adjusted EBITDA SG&A expenses by $40M in Q1 • Closed 87 stores ahead of schedule and on track for our targeted $60M FY23 EBITDA benefit • No debt due until 2025 • Tender offer to buy back our bonds at a discounted price, which we expect to reduce our debt due in 2025 • Paid down additional debt through the sale of script files at closed stores • $1.7 billion in liquidity provides additional runway to invest in our business and continue to innovate our offerings • Expect to generate free cash flow to pay down additional debt this year to further strengthen our financial position

APPENDIX

Q1 Fiscal 2023 Summary 10 Create Leverage Assets to Develop New Offering 13 ($ in millions, except per share amounts) 13 Weeks Ended May 28, 2022 13 Weeks Ended May 29 , 2021 Revenues $ 6,014.6 $ 6,161.0 Net Loss $ (110.2) $ (13.1) Net loss per Diluted Share $ (2.03) $ (0.24) Adjusted net (loss) income per Diluted Share $ (0.60) $ 0 .38 Adjusted EBITDA $ 100.1 1.66% $ 138.9 2.25%

Q1 - Fiscal 2023 Reconciliation of Net Loss to Adjusted EBITDA 10 Create Leverage Assets to Develop New Offering 14 ($ in thousands) 13 Weeks Ended May 28, 2022 13 Weeks Ended May 29, 2021 Net loss $ (110,191) $ (13,057) Adjustments: • Interest expense 48,119 49,121 • Income tax expense 3,497 780 • Depreciation and amortization 70,073 75,859 • LIFO credit - (3,993) • Facility exit and impairment charges 66,571 8,831 • Loss on debt retirements, net - 396 • Merger and Acquisition - related costs - 3,886 • Stock - based compensation expense 3,334 2,811 • Restructuring - related costs 22,646 5,932 • Inventory write - downs related to store closings 7,955 472 • Litigation and other contractual settlements 18,271 14,000 • Gain on sale of assets, net (29,196) (6,558) • Other (949) 397 Adjusted EBITDA $ 100,130 $ 138,877 Percent of revenues 1.66% 2.25%

Q1 - Fiscal 2023 Reconciliation of Net Loss to Adjusted Net (Loss) Income 10 Create Leverage Assets to Develop New Offering 15 ($ in thousands, except per share amounts) 13 Weeks Ended May 28, 2022 13 Weeks Ended May 29, 2021 Net loss $ (110,191) $ (13 ,057) Add back - Income tax expense 3,497 780 Loss before income taxes $ (106,694) $ (12,277) Adjustments: Amortization expense 20,626 20,460 LIFO credit - (3,993) Loss on debt retirements, net - 396 Merger and Acquisition - related costs - 3,886 Restructuring - related costs 22,646 5,932 Litigation and other contractual settlements 18,271 14,000 Adjusted (loss) income before income taxes $ ( 45 ,151) $ 28,404 Adjusted income tax (benefit) expense (12,322) 7,470 Adjusted net (loss) income $ (32,829) $ 20,934 Net loss per diluted share $ (2.03) $ (0.24) Adjusted net (loss) income per diluted share $ (0 .60) $ 0.38

Q1 - Fiscal 2023 Summary – Retail Pharmacy Segment 10 Create Leverage Assets to Develop New Offering 16 ($ in millions) Revenues $ 4,345.4 $ 4,351.7 Adjusted EBITDA Gross Profit (1) $ 1,106.7 25.47% $ 1,168.3 26.85% Adjusted EBITDA SG&A (1) $ 1,033.0 23.77% $ 1,073.4 24.67% Adjusted EBITDA $ 73.7 1.70% $ 94.9 2.18% (1) Refer to slides 17 and 18 for the reconciliations of these non - GAAP measures to their applicable GAAP measures. 13 Weeks Ended May 28, 2022 13 Weeks Ended May 29, 2021

Reconciliation of Adj. EBITDA Gross Profit – Retail Pharmacy Segment 10 Create Leverage Assets to Develop New Offering 17 ($ in millions) 13 Weeks Ended May 28, 2022 13 Weeks Ended May 29, 2021 Revenues $ 4,345.4 $ 4,351.7 Gross Profit 1,097.4 1,169.9 Addback: LIFO credit - (4.0) Depreciation and amortization (COGS portion only) 2.9 2.1 Other 6.4 0.3 Adjusted EBITDA Gross Profit $ 1,106.7 $ 1,168.3 Adjusted EBITDA Gross Profit as a percent of revenues 25.47% 26.85%

Reconciliation of Adj. EBITDA SG&A – Retail Pharmacy Segment 10 Create Leverage Assets to Develop New Offering 18 ($ in millions) 13 Weeks Ended May 28, 2022 13 Weeks Ended May 29 , 2021 Revenues $ 4,345.4 $ 4,351.7 Selling, general and administrative expenses 1,117.2 1,156.0 Less: Depreciation and amortization (SG&A portion only) 53.2 59 .8 Stock - based compensation expense 3.1 2.8 Merger and Acquisition - related costs - 3.9 Restructuring - related costs 17 .4 1.6 Litigation and other contractual settlements 10.0 14.0 Other 0.5 0.5 Adjusted EBITDA SG&A $ 1,033.0 $ 1,073.4 Adjusted EBITDA SG&A as a percent of revenues 23.77% 24.67%

Pharmacy Services Segment Results 10 Create Leverage Assets to Develop New Offering 19 ($ in millions) Revenues $ 1,725.9 $ 1,872.3 Cost of Revenues 1,626.5 1,757.4 Gross Profit 99 .4 114.9 Selling, General and Administrative Expenses (100.7) (89.3) Addback: Depreciation and Amortization 14.0 14.0 Restructuring - related costs 5.3 4.3 Litigation and other contractual settlements 8.3 - Other 0.1 0.1 Adjusted EBITDA - Pharmacy Services Segment $ 26.4 $ 44.0 13 Weeks Ended May 28, 2022 13 Weeks Ended May 29, 2021

Comparable Store Sales Growth 10 Create Leverage Assets to Develop New Offering 20 FY2022 FY2023 Excluding cigarette and tobacco products Q1 2022 Q2 2022 Q3 2022 8.2% 5.0% 5.9% 10.7% 6.6% Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 RX SALES - 12% - 2.8% 0.4% 2.7% - 0.5% - 11.5% - 2.4% 1.0% 3.2% 0.0% Q4 2022 FRONT END SALES Q1 2023 11.2% 7.1% 7.9% 8.7% 0.9% Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 SCRIPT COUNT (1) (1) Script count growth shown on a 30 - day equivalent basis.

Capitalization Table 10 Create Leverage Assets to Develop New Offering 21 ($ in thousands) May 28, 2022 February 26, 2022 Secured Debt: Senior secured revolving credit facility due August 2026 983,008$ 690,990$ FILO Term Loan due August 2026 347,789 347,656 1,330,797 1,038,646 Second Lien Secured Debt: 7.5% senior secured notes due July 2025 593,689 593,176 8.0% senior secured notes due November 2026 836,290 835,521 1,429,979 1,428,697 Unguaranteed Unsecured Debt: 7.7% notes due February 2027 236,777 236,744 6.875% fixed-rate senior notes due December 2028 28,903 28,899 265,680 265,643 Lease financing obligations 19,408 20,374 Total debt 3,045,864 2,753,360 Current maturities of long-term debt and lease financing obligations (5,016) (5,544) Long-term debt and lease financing obligations, less current maturities 3,040,848$ 2,747,816$ Total debt, gross 3,085,713$ 2,795,679$ Less: Unamortized debt issuance costs (39,849) (42,319) Total Debt per balance sheet: 3,045,864$ 2,753,360$

10 Expand Growth in New Markets 22 FY 2023 Guidance ($ in thousands) Total Revenues $ 23,600,000 $ 24,000,000 Pharmacy Services Segment Revenues $ 6,250,000 $ 6,350,000 Gross Capital Expenditures $ 250,000 $ 250,000 Reconciliation of net loss to adjusted EBITDA: Net loss $ (246,300) $ (203,300) Adjustments: Interest expense 210,000 210,000 Income tax benefit (15,000) (18,000) Depreciation and amortization 290,000 290,000 LIFO charge 15,000 15,000 Facility exit and impairment charges 130,000 130,000 Restructuring - related costs 60,000 60,000 Litigation and other contractual settlements 18,300 18,300 Gain on sale of assets, net (35,000) (35,000) Other 33,000 33,000 Adjusted EBITDA $ 460,000 $ 500,000 Guidance Range Low High

FY 2023 Guidance (cont.) 10 Expand Growth in New Markets 23 FY 2023 Guidance ($ in thousands) Guidance Range Low High Net loss $ (246,300) $ (203,300) Add back - income tax benefit (15,000) (18,000) Loss before income taxes (261,300) (221,300) Adjustments: Amortization expense 79,000 79,000 LIFO charge 15,000 15,000 Restructuring - related costs 60,000 60,000 Litigation and other contractual settlements 18,300 18,300 Adjusted loss before adjusted income taxes (89,000) (49,000) Adjusted income tax benefit (24,000) (13,000) Adjusted net loss $ (65,000) $ (36,000) Diluted adjusted net loss per share $ (1.19) $ (0.66)